Exhibit 99.1
Investor Presentation
4TH QUARTER 2009

Cautionary Note Regarding Forward-looking Statements
This presentation may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance eve,” . “project,” “anticipate,” “will,” “may” -looking nature and identify similar forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, additionally, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following:
1) unpredictability and severity of catastrophic events; d loss limitation methods; 4) cyclicality of demand and pricing ing history; 6) Validus’ ability to implement its business us’ loss reserves; 8) continued availability of capital and financing; 9) retention of key personnel; 10) competition; 11) potential loss of business from one or more major insurance or reinsurance mely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 13) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 14) the integration of Talbot,
IPC and other businesses Validus may acquire or new t business portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 16) acts of terrorism or outbreak of war; and 17) availability of reinsurance the and aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in our most recent reports on Form
10-K and Form 10-Q and other documents on file with the Securities and Exchange Commission. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. We undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
INVESTOR PRESENTATION 4TH QUARTER 2009 2

Note on Non-GAAP Financial Measures
In presenting the Company’s results herein, management has included and discussed underwriting income, operating income, and diluted book value per share that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. We believe that these measures are important to investors and other interested parties. These measures should not be viewed as a substitute for those determinedinaccordance with U.S. GAAP.
The underwriting results of an insurance or reinsurance company are often measured by reference to its underwriting income because underwriting income indicates the performance of the company’s core underwriting function. Underwriting income is reconciled to net income by the addition or subtraction of net investment income (loss), financing expenses, fair value of warrants issued, net realized gains (losses) on investments and foreign exchange gains (losses).
Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses) on investments, gains (losses) arising from translation of non-U.S.$ denominated balances and non-recurring items. Net operating income is the most directly comparable GAAP measure as it focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, translation of non-U.S.$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-U.S.$ denominated balances are unrelated to our underlying business.
Diluted book value per share is calculated based on total shareholders’ equity plus the assumed proceeds from the exercise ofoutstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assumingtheir exercise).
A reconciliation of the non-GAAP measures detailed herein to the most comparable GAAP measure can be found at the end of this presentation.
INVESTOR PRESENTATION 4TH QUARTER 2009 3

Selected Market Information Exchange / Ticker: NYSE / “VR” Share Price (Dec. 31, 2009): $26.94 Primary Shares Outstanding: 128,459,478 Primary Market Capitalization: $3.46 billion Annual Dividend/Yield: $0.88 per share (3.3%) Analyst Coverage: Jay Cohen, Bank of America Merrill Lynch Dean Evans, Keefe, Bruyette & Woods Julia Ferguson, Dowling & Partners Matt Heimermann, J.P. Morgan Brian Meredith, UBS Chris Neczypor, Goldman Sachs Michael Paisan, Stifel Nicolaus Josh Shanker, Deutsche Bank
INVESTOR PRESENTATION 4TH QUARTER 2009 4

Validus Overview
• Focus on short-tail classes of insurance and reinsurance • Business mix balanced between insurance and reinsurance
• Leadership position in property catastrophe reinsurance • Flexible and efficient operating platform
• Excellent financial results • Transparent risk disclosure
• Active capital management INVESTOR PRESENTATION 4TH QUARTER 2009 5

Validus is Diversified in Short Tail Specialty Classes Pro Forma 2009 GPW of $2.0 billion Balanced by Class: 51% Property, 22% Marine, 27% Specialty Validus Re Pro Forma 2009 GPW $1.155 billion Specialty, 9% Marine, 13% Other Property, Property 12% Cat XOL, 66% Talbot 2009 GPW $920.0 million
Bloodstock, Contingency 2% 2% Financial Property, Institutions, War, 16% 19% 5% Onshore Accident Energy, & Health, 10% 2% Marine, Aviation & 33% Other, 11% Note1/ $2.0 billion consolidated GPW reflects $66.7mm intersegment eliminations, Validus Re GPW and Talbot GPW do not Note 2/ Pro forma GPW consists of the combined results of the Company including IPC as if owned for all of the specified time period INVESTOR PRESENTATION 4TH QUARTER 2009 6

Validus Shareholders’ Equity vs. Selected Peers Peer Comparison —Q4 2009 Common Shareholders’ Equity in $US Billions 9.0 8.4 8.0 7.1 7.0 6.1
6.0 5.0 5.0 4.0 4.0 4.0 4.0 3.2 3.2 3.0 2.8 3.0 2.1 2.0 1.7 1.6 1.2 1.0 0.0 XL PRE RE AXS VR TRH ACGL & nbsp; RNR AWH AHL ENH PTP MRH MXGL ; FSR Source: SNL Financial and company reports Includes VR and companies reporting earnings through Feb 17, 2010 INVESTOR PRESENTATION 4TH QUARTER 2009 7

Rate Environment —Validus Re
World Catastrophe Rate on Line Index
325%
300% 294%
268%
275% 260%
255%
250% 243% 241% 244%
233%
225% 215%
196%
200%
175%
153%
150%
125%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Source: Guy Carpenter & Company, LLC
Note 1/ Index value of 100 in 1990
INVESTOR PRESENTATION 4TH QUARTER 2009 8

January Renewals —Validus Re Segment
Values in millions of $US Validus Re IPC Re
587.0 574.3
600
500 220.3
400 362.0
291.0
300
217.4
200 366.7
100
2006 2007 2008 2009 2010
International
US Property Property Marine Specialty Total
January 2010 $213.3 $160.4 $146.3 $54.3 $574.3
January 2009 138.2 82.9 105.8 39.8 366.7
% Change 54.4% 93.5% 38.3% 36.4% 56.6%
Note 1/ GPW includes intersegment business on an as written basis INVESTOR PRESENTATION 4TH QUARTER 2009 9

Benefits of the IPC Transaction —Validus Re Segment
Positioning Pre-January Renewals •Group capitalization of $4.3 billion1 as of
September 30, 2009 —Very clean, transparent balance sheet
•Stronger relationships with major reinsurance intermediaries
•January renewal book of $587.0 million (pro forma)
•Strong technical expertise •Well defined appetite and clear communication with cedents
Results of January Renewals •Gross premium written of $574.3 million
•Size and quality of balance sheet transcends ratings for many cedents
•Quoting market and preferred signings •Reduction in peak U.S. exposures2
•Growth in Europe and Asia
Note 1/ Includes junior subordinated deferrable interest debentures Note 2/ Group 1:100 U.S. windstorm PML reduced 7.5% from October 1, 2009 to January 1, 2010
INVESTOR PRESENTATION 4TH QUARTER 2009 10

Rate Environment —Talbot
Talbot Composite Rate on Line Index
225% 218%
208% 207% 210%
206% 204%
197%
200% 187%
175%
150%
126%
125%
100%
100%
75%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Note 1/ Rate index reflects the whole account rate change, as adjusted for changes in exposure, inflation, attachment point and terms and conditions
INVESTOR PRESENTATION 4TH QUARTER 2009 11

Ability to Scale Platform
Validus Holdings
Validus Re Talbot Holdings
Validus
Reaseguros Talbot
(Miami) Underwriting
Onshore Energy
(International) Und. Risk
Services MGA
Offices in
Singapore and
Germany
Flexible and Efficient Operating Platform
•Latin American operations •Onshore energy team •Aviation team
•Singapore branch office •European representative office Note: Certain subsidiaries have been excluded for the purposes of presentation. For a complete organizational description see the company’s most recent Annual Report on Form 10-K.
INVESTOR PRESENTATION 4TH QUARTER 2009 12

Excellent Fourth Quarter 2009 Financial Results
Quarterly Highlights
33.1% growth in gross premiums written
Net income of $165.8 million and diluted EPS of $1.23
16.6% ROAE and 17.7% operating ROAE
64.1% combined ratio (40.2% at Validus Re and 93.2% at Talbot)
Net operating income of $176.9 million and diluted operating EPS of $1.31
Diluted book value per share of $29.68 (4.4% growth including dividend in Q409)
Note 1/ VR diluted book value per share, operating income and operating ROAE are non-GAAP financial measures Note 2/ ROAE and operating ROAE are presented on an annualized basis
INVESTOR PRESENTATION 4TH QUARTER 2009 13

Validus Holdings, Ltd. —Quarterly Overview
•Gross premiums written increased by 33.1% to $255.3 million • 50.4% increase in Talbot segment
•Underwriting income of $153.6 million • 35.4% growth in net premiums earned
• Combined ratio improved by 25.4 percentage points •Net investment income increased sequentially 15.8% to $35.5 million
•Net operating income of $176.9 million • Diluted net operating EPS of $1.31
Note (1): Q4 2009 property losses due to Dublin, Ireland flooding Q4 2008 was impacted by losses from Hurricane Ike
Validus Holdings, Ltd.
(Expressed in thousands of U.S. Dollars, except share and per share information)
December 31, December 31,
2009 2008
Gross premiums written 255,289 191,736
Net premiums written 224,896 189,014
Net premiums earned 427,901 316,031
Net underwriting income 153,596 32,960
Net investment income 35,506 30,671
Net operating income 176,921 50,911
Net income 165,759 37,015
Diluted net income per share $1.23 $0.47
Diluted operating earnings per share $1.31 $0.65
Annualized operating ROAE 17.7% 10.6%
Selected Ratios
Losses and loss expenses 31.1% 60.6%
Policy acquisition costs 17.0% 19.4%
General and administrative expenses 16.0% 9.5%
Expense ratio 33.0% 28.9%
Combined ratio 64.1% 89.5%
Impact of identified loss events (Note 1) 1.3% 24.4%
Impact of prior period development
(favorable)/unfavourable -11.4% -6.2%
INVESTOR PRESENTATION 4TH QUARTER 2009 14

Investment Portfolio at December 31, 2009
•Total cash and invested assets of $5.78 billion •Conservative investment strategy
— Emphasis on the preservation of invested assets — Provision of sufficient liquidity for prompt payment of claims
— Minimal exposure to equity and alternative asset classes — Comprehensive portfolio disclosure
•Average portfolio rating of AA+ •Minimum average credit quality of AA-•Short duration of 2.2 years •Quarterly average investment yield: 2.47%
U.S. Govt. and Agency 33.3%
U.S. corporate 17.8%
Short term and cash 15.0%
Non-U.S. Govt. and Agency 11.7%
Agency RMBS 9.5%
Non-U.S. corporate 7.1%
Non-Agency RMBS 2.4%
Cat. bonds 0.9%
CMBS 0.7%
Other 0.7%
ABS 0.6%
State and local 0.3%
0% 10% 20% 30% 40%
INVESTOR PRESENTATION 4TH QUARTER 2009 15

Loss Reserves at December 31, 2009
Validus Gross Reserve Mix
IBNR Case
Reserves, Reserves,
49% 51%
Observations
•Gross reserves for losses and loss expenses of $1.62 billion: — $1.4 billion net of reinsurance
•IBNR represents 49.0% of reserves •Talbot has a history of favorable reserve development: — $154.3 million since acquisition — $49.1 million year to date
•Favorable reserve development in the quarter of $48.7 million: — Talbot favorable development of $19.8 million
— Validus favorable development of $28.9 million
INVESTOR PRESENTATION 4TH QUARTER 2009 16

Growth in Diluted Book Value Per Share Plus Accumulated Dividends
16.6% Compound Annual Growth in Diluted BVPS Through December 31, 2009
$32.00 $31.28
$30.00
$28.00
$26.00 $24.58
$24.00
$24.00
$22.00
$19.73
$20.00
$16.93
$18.00
$16.00
2005 2006 2007 2008 2009
Diluted BV/Sh
INVESTOR PRESENTATION 4TH QUARTER 2009 17

Compound Growth in Diluted Book Value per Share —Since Validus IPO
25.0%
21.9%
20.0% 18.9% 18.9%
18.2% 18.0% 17.5%
15.9%
15.0% 14.2% 14.0%
13.2%
12.3%
10.4%
10.0%
7.8%
5.9%
5.0%
0.0%
AWH ENH ACGL PRE AHL VR PTP RNR AXS MRH TRH RE MXGL FS R
Note 1/ Diluted book value per share calculation includes impact of quarterly dividends Note 2/ Chart excludes XL Capital (24.3)% and Maiden Holdings which was not public at the time of the VR IPO Note 3/ Includes VR and companies reporting earnings through Feb 17, 2010 Note 4/ VR starting point is proforma diluted BVPS at June 30, 2007 of $20.89 Source: SNL Financial and company reports
INVESTOR PRESENTATION 4TH QUARTER 2009 18

Active Capital Management
Increased Float and Liquidity Resulting from the IPC Transaction
•Market capitalization as of December 31, 2009 of $3.46 billion •Market value of float as of December 31, 2009 of $2.32 Billion
•Free float now equal to 67% of market capitalization
Actively Managing Capital
•$400 million share repurchase program announced November 5, 2009
•$135.5 million utilized through February 17, 2010
•Share repurchase authorization “reloaded” to $750 million on February 17, 2010
•Common share dividend increased by 10% to $0.88 per year, 3.3% yield
•$14.5 million principal amount of hybrid securities repurchased in November 2009
•$4.4 million gain
INVESTOR PRESENTATION 4TH QUARTER 2009 19

Transparent Risk Disclosure – January 1, 2010 Portfolio

Probable Maximum Losses by Zone and Peril
(Expressed in thousands of U.S. Dollars)

Consolidated (Validus Re and Talbot) Estimated Net Loss

Zones	Perils	20 year return period	50 year return period	100 year return period	250 year return period	Validus Re Net Maximum Zonal Aggregate
United States	Hurricane	$ 351,244	$ 644,919	$ 884,581	$ 1,155,300	$ 2,338,578
California	Earthquake	99,520	311,303	426,216	621,236	2,268,687
Europe	Windstorm	240,289	494,973	727,950	967,995	2,036,190
Japan	Earthquake	78,225	114,378	120,196	180,749	815,497
Japan	Typhoon	123,499	233,365	304,285	377,359	886,844

1:100 year PML equal to 20.5% of quarter end capital, 21.9% of shareholders' equity

Net loss estimates are before income tax, net of reinstatement premiums, and net of reinsurance and retrocessional recoveries. The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly mis-estimate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses.

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers' compensation, and personal accident contracts using commercially available catastrophe models such as RMS, AIR and EQECAT, which are applied and adjusted by the Company. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, policy terms and conditions and the cost of rebuilding property in a zone, among other assumptions. These assumptions will evolve following any actual event. Accordingly, if the estimates and assumptions that are entered into the risk model are incorrect, or if the risk model proves to be an inaccurate forecasting tool, the losses the Company might incur from an actual catastrophe could be materially higher than its expectation of losses generated from modeled catastrophe scenarios. In addition, many risks such as second-event covers, aggregate excess of loss, or attritional loss components cannot be fully evaluated using the vendor models. Further, the Company cannot assure that such third party models are free of defects in the modeling logic or in the software code.

Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events, including, but not limited to, the composition of the Company's business. The events presented reflect a specific set of proscribed calculations and do not necessarily reflect all events that may impact the Company.

VALIDUS GROUP
INVESTOR PRESENTATION 4TH QUARTER 2009 20

Realistic Disaster Scenarios – July 1, 2009 Portfolio

Consolidated (Validus Re and Talbot) Realistic Disaster Scenarios (RDS) Estimates as of July 1, 2009, in millions of U.S. Dollars

Type	Catastrophe Scenarios	Description	Estimated Consolidated (Validus Re and Talbot) Net Loss	% of latest 12 Months Consolidated Pro Forma Net Premiums Earned
Terrorism	Rockefeller Center	Midtown Manhattan suffers a 2-ton conventional bomb blast	$ 92.1	5.4%
Terrorism	Exchange Place	Lower Manhattan suffers a 2-ton conventional bomb blast	67.4	4.0%
Marine	Marine collision	Fully laden tanker collides with a cruise vessel in Prince William Sound	154.4	9.1%
Marine	Major cruise vessel incident	U.S.-owned cruise vessel sunk or severely damaged	87.9	5.2%
Marine	Loss of major complex	Total loss to all platforms and bridge links of a major oil complex	143.0	8.4%
Aviation	Aviation collision	Collision of two aircraft over a major city	94.4	5.6%
Satellite	Proton flare	Large single or sequence of proton flares results in loss to all satellites in synch	21.7	1.3%
Satellite	Generic defect	Undetected defect in a number of operational satellites causing major loss	60.3	3.5%
Liability	Professional lines	Failure or collapse of a major corporation	19.0	1.1%
Liability	Professional lines	UK pensions mis-selling	9.7	0.6%
Political Risks	South East Asia	Chinese economy has a "hard landing" with sharp fall in growth rates; regional	74.8	4.4%
Political Risks	South America	Severe economic crisis in Brazil due to political upheaval; regional contagion	42.2	2.5%
Political Risks	Middle East	U.S. and Iran escalate into military confrontation; regional contagion	41.5	2.4%
Political Risks	Turkey	Severe economic crisis in Turkey due to political upheaval	42.3	2.5%

The company has presented The Company Realistic Disaster Scenarios for non-natural catastrophe events. Twice yearly, Lloyds syndicates including the Company's Talbot syndicate 1183 are required to provide details of their potential exposures to specific disaster scenarios and therefore the estimated exposures will be updated as of July 1, 2009 and included in the June 30 supplement. Lloyd's makes its updated realistic disaster scenarios (RDS) guidance available to the market annually. The RDS scenarios specification document 2009 can be accessed at the RDS part of the Lloyd's public website: http://www.lloyds.com/lloyds_market/tools_and_reference/exposure_management/realistic_disaster_scenarios/

Modeling catastrophe threat scenarios is a complex exercise involving numerous variables, and is inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses incurred by the Company to differ materially from those expressed above. Should an event occur, the modeled outcomes may prove inadequate, possible materially so. This may occur for a number of reasons including, legal requirements, model deficiency, non-modeled risks or data inaccuracies.

A modeled outcome of net loss from a single event also relies in significant part on the reinsurance and retrocession arrangements in place, or expected to be in place at the time of the analysis, and may change during the year. Modeled outcomes assume that the reinsurance and retrocession in place responds as expected with minimal reinsurance failure or dispute. Reinsurance is purchased to match the original exposure as far as possible, but it is possible for there to be a mismatch or gap in cover which could result in higher than modeled losses to the Company. In addition, many parts of the reinsurance program are purchased with limited reinstatements and, therefore, the number of claims or events which may be recovered from second or subsequent events is limited. It should also be noted that renewal dates of the reinsurance program do not necessarily coincide with those of the inwards business written. Where original business is not protected by risks attaching reinsurance or retrocession programs, the programs could expire resulting in an increase in the possible net loss retained by the Company.

Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events. The events presented reflect a specific set of proscribed calculations and do not necessarily reflect all events that may impact the Company.

VALIDUS GROUP INVESTOR PRESENTATION 4TH QUARTER 2009 21

Investor Presentation
4TH QUARTER 2009
APPENDIX

Validus Re —Quarterly Segment Results
•Gross premiums written decreased by 23.2% to $33.7 million • $7.1 million of Ike/Gustav related property reinstatement premiums in Q4 2008
•Net premiums earned increased by 56.7% to $257.6 million • $93.3 million contribution from IPC Re, offset by non-recurrence of event driven reinstatement premiums
•Underwriting income increased to $154.0 million
Note (1): Q4 2009 property losses due to Dublin, Ireland flooding Q4 2008 was impacted by losses from Hurricane Ike
Validus Re — Quarterly Segment Results
(Expressed in thousands of U.S. Dollars, except share and per share information)
December 31, December 31,
2009 2008
Underwriting revenues
Gross premiums written $33,694 $43,873
Reinsurance premiums ceded (652) (1,696)
Net premiums written 33,042 42,177
Change in unearned premiums 224,596 122,191
Net premiums earned 257,638 164,368
Underwriting deductions
Losses and loss expenses 44,134 95,972
Policy acquisition costs 37,088 28,011
General and administrative expenses 19,782 7,301
Share compensation expenses 2,590 2,197
Subtotal underwriting deductions 103,594 133,481
Underwriting income 154,044 30,887
Selected Ratios
Losses and loss expenses 17.1% 58.4%
Policy acquisition costs 14.4% 17.0%
General and administrative expenses 8.7% 5.8%
Expense ratio 23.1% 22.8%
Combined ratio 40.2% 81.2%
Impact of identified loss events (Note 1) 2.2% 35.9%
Impact of prior period development
(favorable)/unfavourable -11.2% -3.7%
INVESTOR PRESENTATION 4TH QUARTER 2009 23

Talbot —Quarterly Segment Results
•Gross premiums written increased by 50.4% to $229.5 million • $35.0 million increase from aviation team • $22.3 million increase from onshore energy team
•Net premiums written increased by 30.7% to $191.9 million •Underwriting income increased to $11.7 million from $8.2 million
• Absence of notable loss events in the quarter
Note (1): No current quarter notable loss events. Q4 2008 was impacted by losses from Hurricane Ike
Talbot — Quarterly Segment Results
(Expressed in thousands of U.S. Dollars, except share and per share information)
December 31, December 31,
2009 2008
Underwriting revenues
Gross premiums written $229,548 $152,662
Reinsurance premiums ceded (37,694) (5,825)
Net premiums written 191,854 146,837
Change in unearned premiums (21,591) 4,826
Net premiums earned 170,263 151,663
Underwriting deductions
Losses and loss expenses 88,886 95,604
Policy acquisition costs 37,555 33,560
General and administrative expenses 30,787 12,882
Share compensation expenses 1,367 1,436
Subtotal underwriting deductions 158,595 143,482
Underwriting income 11,668 8,181
Selected ratios
Losses and loss expenses 52.2% 63.0%
Policy acquisition costs 22.0% 22.1%
General and administrative expenses 18.9% 9.4%
Expense ratio 41.0% 31.5%
Combined ratio 93.2% 94.5%
Impact of identified loss events (Note 1) 0.0% 12.1%
Impact of prior period development
(favorable)/unfavourable -11.7% -9.0%
INVESTOR PRESENTATION 4TH QUARTER 2009 24

Net Operating Income Reconciliation
Validus Holdings, Ltd.
Non-GAAP Financial Measure Reconciliation
Net Operating Income, Net Operating Income per share and Annualized Net Operating Return on Average
Equity
(Expressed in thousands of U.S. Dollars, except share and per share information)
Three months ended Year ended
December 31, December 31, December 31, December 31,
2009 2008 2009 2008
Net income $165,759 $37,015 $897,407 $53,111
Adjustments for:
Gain on bargain purchase, net of expenses — — (287,099) -
Realized (gain) on repurchase of debentures (4,444) — (4,444) (8,752)
Net realized (gains) losses on investments (9,099) (6,757) 11,543 1,591
Net unrealized losses (gains) on investments 25,043 7,099 (84,796) 79,707
Foreign exchange (gains) losses (338) 13,554 674 49,397
Net operating income 176,921 50,911 533,285 175,054
less: Dividends and distributions
declared on outstanding warrants (1,590) (1,736) (6,507) (6,947)
Net operating income, adjusted $175,331 $49,175 $526,778 $168,107
Net income per share — diluted $1.23 $0.47 $9.24 $0.61
Adjustments for:
Gain on bargain purchase, net of expenses — — (2.95) -
Realized (gain) on repurchase of debentures (0.03) — (0.05) (0.12)
Net realized (gains) losses on investments (0.07) (0.09) 0.12 0.02
Net unrealized losses (gains) on investments 0.18 0.09 (0.88) 1.06
Foreign exchange losses — 0.18 0.01 0.65
Net operating income per share — diluted $1.31 $0.65 $5.49 $2.22
Weighted average number of common shares
and common share equivalents — diluted 134,794,120 75,740,546 97,168,409 75,819,413
Average shareholders’ equity 3,998,656 1,927,673 2,822,200 1,967,517
Annualized operating return on average equity 17.7% 10.6% 18.9% 8.9%
INVESTOR PRESENTATION 4TH QUARTER 2009 25

Diluted Book Value Per Share Reconciliation
(Expressed in thousands of U.S. Dollars, except share and per share information)
At December 31, 2009
Equity amount Shares Exercise price Book value per share
Book value per common share, reported
Book value per common share
Total shareholders’ equity $4,031,120 128,459,478 $31.38
Diluted book value per common share
Total shareholders’ equity $4,031,120 128,459,478
Assumed exercise of outstanding warrants (a) 139,576 7,952,138 $17.55
Assumed exercise of outstanding stock options (a) 65,159 3,278,015 $19.88
Unvested restricted shares — 3,020,651
Diluted book value per common share $4,235,855 142,710,282 $29.68
Notes:
(a) Using the “as-if-converted” method, assuming all proceeds received upon exercise of warrants and stock options will be retained by the Company and the resulting common shares from exercise remain outstanding.
INVESTOR PRESENTATION 4TH QUARTER 2009 26